UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2022

VYANT BIO, INC.

(Exact Name of Company as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Executive Campus

2370 State Route 70, Suite 310

Cherry Hill, NJ 08002

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code (201) 479-1357

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VYNT	The Nasdaq Capital Market

Indicate by check mark whether the Company is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 2, 2022, Vyant Bio, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) by and among the Company, Reaction Biology Corporation (“Reaction”) and vivoPharm Pty, Ltd. (“vivoPharm”), pursuant to which the Company sold the U.S. operations of its subsidiary, vivoPharm, LLC (the “Business”) to Reaction, in exchange for $5.5 million in cash, subject to customary adjustments for working capital, closing cash, indebtedness and transaction expenses, on and subject to the terms and conditions set forth therein (the “Transaction”). The Company expects net proceeds from the Transaction to be approximately $4.4 million. In addition, the Company is expected to incur $0.6 million exit costs associated with this transaction The Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions.

The above summary is not a complete description of the Purchase Agreement, and is qualified in its entirety by reference to the complete text of the document, which is filed as Exhibit 2.01 to this Current Report on Form 8-K and incorporated by reference in its entirety.

Item 8.01	Other Events

On November 3, 2022, the Company issued a press release captioned “Reaction Biology and Vyant Bio Announce Closing of Definitive Agreement to Acquire U.S. Operations of Vyant Bio, Inc. Subsidiary” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma financial information of the Company required to be filed in connection with the Transaction is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference as though fully set forth herein.

(d) Exhibits

As described above, the following exhibits are furnished as part of this report:

Exhibit No.	Description
2.01	Equity Purchase Agreement, dated November 2, 2022 by and among Vyant Bio, Inc., Reaction Biology Corporation and vivoPharm Pty, Ltd.*
99.1	Press Release, dated November 3, 2022.
99.2	Unaudited Pro Forma Financial Information of Vyant Bio, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* We have omitted certain schedules and exhibits to this agreement in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYANT BIO, INC.

Date:	November 3, 2022	By:	/s/ John A. Roberts
		Name:	John A. Roberts
		Title:	President and Chief Executive Officer